U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
AND EXCHANGE ACT OF 1934

August 21, 2003
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(Date of earliest event reported):


Commission File #0-11078

THE AMERICAN EDUCATION CORPORATION
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(Exact name of small business issuer as specified in its charter)

Colorado
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(State or other jurisdiction of incorporation or organization)

84-0838184
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(IRS Employer Identification No.)

7506 North Broadway Extension, Suite 505, Oklahoma City, OK  73116
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(Address of principal executive offices)

(405) 840-6031
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(Issuer's telephone number)


Item 5.  Other events.

On August 21, 2003 The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "The American Education Corporation Announces Malaysia Licensing and Distribution Agreement with Pusat Komputer Interaktif Learning Center."

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Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

            99.1: Company press release titled "The American Education Corporation Announces Malaysia Licensing and
                   Distribution Agreement with Pusat Komputer Interaktif Learning Center" dated August 21, 2003.




                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on August 21, 2003.

                                  THE AMERICAN EDUCATION CORPORATION


Date:  August 21, 2003             By:  /s/ Jeffrey E. Butler
                                   --------------------------
                                   Jeffrey E. Butler
                                   President, Chief Executive Officer

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Exhibit No.

     99.1  Company press release titled "The American Education
           Corporation Announces Malaysia Licensing and
           Distribution Agreement with Pusat Komputer Interaktif
           Learning Center" dated August 21, 2003.


                             PRESS RELEASE


For further information contact:

Jeffrey E. Butler                    or                Geralyn DeBusk
The American Education Corporation     Halliburton Investor Relations
800-34APLUS or 800-222-2811                              972-458-8000
E-mail: jeb@amered.com
URL: www.amered.com

For Immediate Release

        The American Education Corporation Announces Malaysia
      Licensing and Distribution Agreement with Pusat Komputer
                  Interaktif Learning Center

Oklahoma City, August 21, 2003: The American Education Corporation (AEC) (OTC/BB: AEDU) today announced that its Learning Pathways subsidiary, based in Derby, UK has entered into an agreement with Pusat Komputer Interaktif (PKI) to utilize anglicized versions of it's A+dvanced Learning System(r), and A+nyWhere Learning System(r) in its English-language computerized learning center in Kuching, Sarawak, Malaysia.

David Moore, Managing Director of LPL, was responsible for establishing the business terms of the arrangement and conducted product training of PKI's personnel. Commenting on the agreement, Moore stated, "I was most pleased to have the opportunity to work with the management and professionals of PKI in the opening of its A+Interactive Learning Center in Kuching, Sarawak, and to see first-hand the commitment to quality, professionalism and excellence. This international partnership reinforces the strategic importance of LPL as a part of AEC's corporate organization, as LPL provides anglicized assessment tools and modified instructional content, based upon AEC's extensive content and instructional design. Many countries are expanding their efforts to provide English-language curriculum that is based upon computerized instruction. Malaysia is an excellent example of this trend as it has closely aligned its national educational standards to the UK model and has recently introduced an initiative to provide English-language instruction in the primary through secondary grade levels in core subject areas. PKI's excellent facilities and professional team should be highly successful, which will lead to additional center openings in other major cities."

Mr. Teo Swee Sek, the Managing Director of PKI, said, "We are very happy to have been given the opportunity to represent American Education Corporation as their Licensor for both the A+dvanced and A+nyWhere Learning Systems in Malaysia. AEC's flagship products, A+dvanced Learning System and A+nyWhere Learning System, will undoubtedly offer Malaysian students a comprehensive integrated learning system with in-depth coverage of core curriculum subjects consisting of Reading, Writing, Language Arts, Science, Mathematics and many more. With over 100,000 exercises in 5,000 lessons, providing over 6200 hours of instruction, students will never have to worry about limited content when it comes to A+LS. The A+LS also has a companion tool known as A+SSESS(trademark) that provides a powerful class and student management system that allows our tutors to assess each student and to automatically align them into the A+LS curriculum content. This ensures the prescribed lesson plan fits each student's needs and empowers and encourages students to make consistent grade improvements. These are only but a few advantages of A+LS. There are still many more wonderful features that make it such a complete instructional system."

Calvin Eng, Director of Operations and Marketing, commented, "We see significant growth potential throughout Malaysia for both the A+dvanced Learning System(r) and A+nyWhere Learning System(r). The A+LS product and its management system are comprehensive, with many deployment options for our approach to establishing learning centers. Accordingly, there are many additional opportunities to utilize the A+LS product in the delivery of affordable personalized educational support through our learning centers. For those students who are too far from any of our centers, the option to learn online through A+nyWhere Learning System is an easy-to-implement alternative. Our team of administrators and IT professionals, Ms. Teo Boon Yian (Administration) Mr. Teo Boon Kiang (Trainer) and Ms. Joan Lee (IT Support) compliment our extensive investment into facilities and hardware to provide a world-class learning environment for Malaysian students."

The American Education Corporation's Java-based technology, the A+nyWhere Learning System(r) Versions 3.0 and 4.0 of educational software products, provides a research-based, integrated curriculum offering of software for grade levels 1-12 for Reading, Mathematics, Language Arts, Science, Writing, History, Government, Economics and Geography. In addition, the Company provides assessment testing and instructional content for the General Educational Development (GED) test. All company products are designed to provide for LAN, WAN and Internet delivery options. The Company has developed computer adaptive, companion academic skill assessment testing tools to provide educators with the resources to more effectively use the Company's curriculum content aligned to important state and national academic standards. Spanish-language versions are available for Mathematics and Language Arts for grade levels 1-8. The Company's curriculum content is aligned to the other third party digital resources such as the World Book Multimedia Encyclopedia and GoKnow's scientifically based, Internet accessible curriculum and reference materials, which may be accessed directly from A+LS lessons. The A+LS comprehensive family of educational software is now in use in over 10,000 schools, centers of adult literacy, colleges and universities, and correctional institutions in the U.S., UK and other international locations. A+dvancer(trademark), the Company's new diagnostic, prescriptive test and online developmental curriculum offering, is aligned to ACCUPLACER OnLine(trademark) the leading college admissions test for students requiring developmental support to enroll in full credit secondary coursework in mathematics, reading, algebra and writing.

Note: Certain matters discussed above concerning the future performance of the Company are forward-looking statements intended to qualify for the safe harbors from liabilities established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such by words such as "if," "may," "believes," "anticipates," "plans," "expects" or words of similar import. The future performance of the Company is subject to a number of factors including, but not limited to, general economic conditions, competitive activity and funding available to schools.


                   THE AMERICAN EDUCATION CORPORATION
                        7506 BROADWAY EXTENSION
                        OKLAHOMA CITY, OK 73116
                              1-800-34APLUS
                              www.amered.com



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